                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         DOMINION BRIDGE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                          DOMINION BRIDGE CORPORATION

                                                                January 30, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Dominion Bridge Corporation (the "Company"), which will be held at 10.00 a.m. on Friday, February 28, 1997 at the Harvard Club, 27 West 44th Street, New York, NY. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

     At the meeting, stockholders will be asked to elect two directors, to ratify the appointment of Deloitte & Touche as the Company's auditors and to consider such other matters as may properly come before the meeting. These matters are discussed in greater detail in the accompanying Proxy Statement.

     Your Board of Directors recommends a vote FOR the election of directors and FOR the ratification of Deloitte & Touche as the Company's independent auditors.

     Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.

     We wish to thank our stockholders for their participation and continued support.

                                          Sincerely,

                                          /s/ MICHEL L. MARENGERE

                                          MICHEL L. MARENGERE
                                          Chairman of the Board
                                          and Chief Executive Officer

                          DOMINION BRIDGE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 28, 1997

                                                                January 30, 1997

To the Stockholders of DOMINION BRIDGE CORPORATION:

     The Annual Meeting of Stockholders (the "Meeting") of Dominion Bridge Corporation (the "Company") will be held at the Harvard Club, 27 West 44th Street, New York, NY, on Friday February 28, 1997, at 10:00 a.m. for the following purposes:

     (1) to elect two directors in accordance with the By-Laws;

     (2) to ratify the appointment of Deloitte & Touche, independent auditors, as auditors for the Company; and

     (3) to transact such other business as may properly come before the Meeting and at any postponement(s) or adjournment(s) thereof.

     A copy of the Annual Report for the fiscal year ended September 30, 1996 is enclosed for your information.

     Only stockholders of record as of the close of business on January 29, 1997 will be entitled to vote at the Meeting. Stockholders are entitled to vote at the Meeting either in person or by proxy. THOSE WHO ARE UNABLE TO ATTEND THE MEETING ARE REQUESTED TO READ, COMPLETE, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors,

                                          /s/ OLIVIER DESPRES

                                          OLIVIER DESPRES
                                          Secretary

                             YOUR VOTE IS IMPORTANT

                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                   RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

                                PROXY STATEMENT

SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dominion Bridge Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company on February 28, 1997 and at any postponement(s) or adjournment(s) of the meeting (the "Meeting"), for the purposes described in the foregoing notice of Meeting. Proxies which are validly executed by stockholders and which are received by the Company at or prior to the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, a proxy will be voted FOR the election of the two nominees proposed for election as directors, FOR the ratification of Deloitte & Touche as auditors for the Company and in the discretion of the persons named in the proxy, if granted, on all other matters presented to the Meeting.

     The securities entitled to vote at the Meeting consist of shares of Common Stock of the Company. The number of outstanding shares of Common Stock at the close of business on January 29, 1997 was 29,003,648. Each share of Common Stock is entitled to one vote, and nominees receiving a plurality of the votes cast will be elected as directors. Only holders of record at the close of business on January 29, 1997 will be entitled to vote at the Meeting. The holders of a majority of the outstanding shares of Common Stock must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but neither will be counted in the election of directors or in the voting on the ratification of Deloitte & Touche as auditors of the Company.

     A copy of the Company's Annual Report for the fiscal year ended September 30, 1996 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

     The mailing address of the Company's executive office is 500 Notre Dame Street, Third Floor, Lachine, Quebec, Canada H8S 2B2. The date on which this Proxy Statement and the form of proxy was first mailed or given to stockholders was on or about January 30, 1997.

APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the form of proxy accompanying this Proxy Statement are officers of the Company. A stockholder of the Company has the right to appoint a person other than the persons specified in such form of proxy, who need not be a stockholder of the Company, to attend and act for him and on his behalf at the Meeting. Such right may be exercised by striking out the names of the persons specified in the form of proxy, inserting the name of the person to be appointed in the blank space so provided, signing the form of proxy and returning it in the reply envelope or otherwise to the Company at 500 Notre Dame Street, Third Floor, Lachine, Quebec, Canada, H8S 2B2.

     Any stockholder who executes and returns a form of proxy may revoke it:

          (a) by depositing an instrument in writing executed by him or by his attorney authorized in writing at the principal office of the Company, 500 Notre Dame Street, Third Floor, Lachine, Quebec, Canada H8S 2B2, at any time up to and including the last business day preceding the Meeting or any adjournment(s) or postponement(s) thereof;

          (b) by depositing such instrument in writing with the Chairman of the Meeting on the day of the Meeting; or

          (c) by any other manner permitted by law.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The two persons listed below have been nominated by the Board of Directors to serve as directors until the 2000 Annual Meeting of Stockholders. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the following nominees. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by management. It is not expected that any nominee will be unable or will decline to serve as a director. Vacancies in the Board of Directors may be filled by the Board of Directors, and any director chosen to fill a vacancy would hold office until the next election of the class for which such director had been chosen.

                                                                                 YEAR IN WHICH
    DIRECTORS WHOSE TERMS EXPIRE                                                 SERVICE AS A
     AT THE 2000 ANNUAL MEETING               PRINCIPAL OCCUPATION              DIRECTOR BEGAN
-------------------------------------  ----------------------------------    ---------------------
Michel L. Marengere, 49..............  Chairman and Chief Executive                   1993
                                       Officer of the Company
Louis Berlinguet, 70.................  Consultant                                     1995

     Michel L. Marengere was elected Chairman of the Board of Directors and Chief Executive Officer of the Company effective as of October 1993. During the prior five years, Mr. Marengere was President and Chief Executive Officer of Edinov Corporation, a former subsidiary of the Company.

     Louis Berlinguet was elected a Director of the Company in August 1995. He obtained a B.Sc. (Honours) from the University of Montreal in 1947 and a Ph.D. in Chemistry from Laval University in 1950. Dr. Berlinguet is a scientific consultant, president of the Order of Quebec, (1994-) and president of the Quebec Advisory Committee on the Information Highway (1995-). From 1990 to January 1997, Dr. Berlinguet was President of the "Conseil de la science et de la technologie du Quebec."

                                                                                 YEAR IN WHICH
    DIRECTOR WHOSE TERM EXPIRES                                                  SERVICE AS A
     AT THE 1998 ANNUAL MEETING                 PRINCIPAL OCCUPATION            DIRECTOR BEGAN
------------------------------------    ------------------------------------    ---------------
Peter P. Gil, 74....................    Business Consultant                        1996

     Peter P. Gil was elected a Director of the Company in November 1996. He obtained his A.B. and MBA from Harvard and his Ph.D. from the Universite de Geneve, Switzerland. Dr. Gil is a business consultant and director of the Arthur
D. Little Management Institute. From 1962 to 1994, Dr. Gil was a Senior Lecturer and later an Associate Dean of the MIT Sloan School of Management. Dr. Gil is a director of the Cowen Funds, New York, Trustee of Plimouth Plantation, Plymouth, Massachusetts, and former member of its executive committee.

                                                                                 YEAR IN WHICH
    DIRECTORS WHOSE TERMS EXPIRE                                                 SERVICE AS A
     AT THE 1999 ANNUAL MEETING                 PRINCIPAL OCCUPATION            DIRECTOR BEGAN
------------------------------------    ------------------------------------    ---------------
Reynald Lemieux, 69.................    President, Placement R.N.S. Inc.           1995
Rene Amyot, 70......................    Attorney (self-employed)                   1993

     Reynald Lemieux was elected a Director of the Company in February 1995. He graduated in commerce from Laval University and has been involved in real estate as an owner and developer for the past forty years. He is the President and majority shareholder of Placement R.N.S. Inc., a private company specializing in real estate and other investments.

     Rene Amyot, Q. C. was elected a Director of the Company in January 1994. Me Amyot graduated in law from Laval University in Quebec City and received an MBA from Harvard University. Me Amyot is a Queen's Counsel and retired in February 1996 as counsel to the Quebec City law firm of Jolin, Fournier, Morisset. Me Amyot is a director of Rothman's Inc., a tobacco company.

BOARD MEETINGS AND COMMITTEES

     There are currently five members of the Board of Directors. The Board of Directors maintains five committees consisting of the Audit, Compensation, Search, Technology and Litigation committees. A brief description of the functions of each committee is set forth below.

     The Audit Committee has primary responsibility to review accounting procedures and methods employed in connection with audit programs and related management policies. Its duties include (1) selecting the independent auditors for the Company; (2) reviewing the scope of the audit to be conducted by them;
(3) meeting with the independent auditors concerning the results of their audit; and (4) overseeing the scope and accuracy of the Company's system of internal accounting controls. The Audit Committee is the principal liaison between the Board of Directors and the independent auditors of the Company. The current members of the Audit Committee are Messrs. Amyot (Chairman), Berlinguet and Lemieux. During the fiscal year ended September 30, 1996, the members of the Audit Committee were Messrs. Amyot (Chairman), Marengere and Lemieux. The Audit Committee conducted five meetings during the fiscal year ended September 30, 1996.

     The purpose of the Search Committee is to recruit and nominate executive officers for the Company. The members of the Search Committee are Messrs. Lemieux (Chairman), Amyot and Berlinguet. During the fiscal year ended September 30, 1996, the Search Committee conducted four meetings.

     The Compensation Committee is responsible for continually reviewing and assessing the Company's compensation and benefit programs, reviewing and making grants under the Company's 1995 Stock Option Plan and assessing the compensation payable to executive officers joining the Company. The members of the committee are Messrs. Berlinguet (Chairman), Amyot and Lemieux. During the fiscal year ended September 30, 1996, the Compensation Committee conducted two meetings.

     The Technology Committee was formed in November 1996 and consists of Drs. Berlinguet and Gil. The purpose of the Technology Committee is to review the Company's programs regarding the application of advanced material and procedures in the Company's businesses.

     The Litigation Committee was formed in December 1996 to review and advise the Company and its counsel in connection with any litigation against the Company outside the ordinary course. The Litigation Committee consists of Messrs. Amyot and Gil. As of the date of this Proxy Statement, the Litigation Committee has conducted one meeting.

     During the fiscal year ended September 30, 1996, there were thirteen meetings of the Board and each director attended at least 75% of these meetings and the meetings of committees of which he is a member.

MANAGEMENT OF THE COMPANY

     The following is a brief description of the business experience of each of the executive officers of the Company who does not serve as a director of the Company.

                  NAME                       AGE                     POSITION
-----------------------------------------    ---     -----------------------------------------
Nicolas Matossian........................    56      President and Chief Operating Officer of
                                                     the Company
Olivier Despres..........................    41      Vice President, General Counsel and
                                                     Corporate Secretary of the Company
Robert Chartier..........................    52      Vice President, Corporate Controller and
                                                     Interim Chief Financial Officer of the
                                                     Company
J. Arthur Gelinas........................    56      Vice President of the Company and
                                                     President of Davie Industries Inc.
Vitold Jordan............................    42      Vice President of the Company and
                                                     President of DB Technology Inc.
Steinar Knai.............................    53      Vice President of the Company, President
                                                     of Dominion Bridge Inc. and President of
                                                     Steen Contractors Limited

                  NAME                       AGE                     POSITION
-----------------------------------------    ---     -----------------------------------------
John D. Kuhns............................    46      Vice President of the Company and
                                                     President of Dominion Kuhns Brothers &
                                                     Company, Inc.
Ted J. Shtym.............................    55      Vice President-Marketing of the Company

     Nicolas Matossian was appointed President and Chief Operating Officer of the Company in April 1994. Dr. Matossian graduated from Harvard University with an MBA and acquired his Ph.D. in economics from McGill University. Prior to joining the Company, Dr. Matossian was the founding partner of ERA, an economic and management consulting firm involved in major projects for the public and private sectors and was the managing director of the Manitoba Development Corporation.

     Olivier Despres was appointed Vice President, General Counsel and Corporate Secretary of the Company in September 1996. During the five years prior to such time, Me Despres practiced in the areas of commercial and corporate law, computer and high technology law, civil law, and related litigation in his own firm. A member of the Canadian Bar Association and of the Quebec Bar, Me Despres graduated in political science (1976) and in law (1979) from Ottawa University, and obtained an M. Sc. in political science (1983) from the University of Montreal.

     Robert Chartier was appointed Vice President and Corporate Controller of the Company in October 1994, and Interim Chief Financial Officer in September 1996. Mr. Chartier graduated in accounting from Ecole des Hautes Etudes Commerciales de Montreal. He holds a C.A. and prior to joining the Company, practiced as a Chartered Accountant in his own firm since 1971.

     J. Arthur Gelinas was appointed Vice President of the Company effective October 1993 and President of Davie Industries Inc. effective upon its acquisition by the Company in March 1996. Prior to his appointment, Mr. Gelinas was the founding President of Administratique Inc., a management consulting company involved in providing financial and administrative services. Mr. Gelinas graduated from Laval University with a Masters in Commercial Sciences and is a Chartered Administrator.

     Vitold Jordan was appointed Vice President of the Company in January 1995 and President of DB Technology Inc. in September 1995. He graduated from Laval University with a B.Sc. in business administration and is a Chartered Accountant. Mr. Jordan is also the Interim Chief Executive Officer of The New World Power Corporation, a public company engaged in the development of alternative energy projects, with which the Company has a joint venture. Prior to joining the Company, Mr. Jordan was managing partner of AT&T/Group Information Services for 1994-1995, and prior to that was a director at the Montreal office of Price Waterhouse.

     Steinar Knai was appointed Vice President of the Company in August 1995, President of Dominion Bridge Inc. in November 1996 and President of Steen Contractors Limited in January 1996. During the prior five years, he was, through his company, Odinvest Inc., involved in a consulting capacity to industrial companies advising on mergers and acquisitions and assisting companies in turn-around situations. Mr. Knai obtained a license in law, economics and business administration (1967) from St. Gall in Switzerland and an MBA (1968) from INSEAD in Fontainebleau, France.

     John D. Kuhns was appointed Vice President of the Company and President of Dominion Kuhns Brothers & Company, Inc. in November 1996. Mr. Kuhns was Chairman of The New World Power Corporation from June 1989 to October 1996 and served as its Chief Executive Officer from June 1989 to February 1996. Mr. Kuhns is also Co-Chairman of East Rock Partners, Inc. ("East Rock"), an investment and management company, and in connection therewith has been a director or officer of several privately-held companies. Mr. Kuhns received a bachelor's degree from Georgetown University, a Master of Fine Arts from the University of Chicago and an MBA from Harvard University.

     Ted J. Shtym was appointed Vice President-Marketing of the Company in December 1996. From July 1995 until December 1996, Mr. Shtym served as Executive Vice President of Dominion Bridge Inc. Mr. Shtym was the President and Chief Operating Officer of Anacomp Canada Inc., a manufacturer and distributer of computer hardware, from 1987 until July 1995.

EXECUTIVE COMPENSATION

     The following table discloses, for the fiscal years ended September 30, 1996 ("Fiscal 1996"), September 30, 1995 ("Fiscal 1995") and September 30, 1994
("Fiscal 1994"), individual compensation information relating to the Chief Executive Officer and the four highest compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION AWARDS
                                                                          ---------------------------------
                                                                           AWARDS
                                                                          --------                  PAYOUTS
                                              ANNUAL COMPENSATION         RESTRICTED SECURITIES     -------
                                         ------------------------------    STOCK     UNDERLYING      LTIP/     ALL OTHER
                                          SALARY   BONUS   OTHER ANNUAL   AWARD(S)    OPTIONS/      PAYOUTS   COMPENSATION
       NAME AND POSITION        YEAR       ($)      ($)    COMPENSATION     ($)       SARS (#)        ($)         ($)
------------------------------- ----     --------  -----   ------------   --------   ----------     -------   ------------
Michel L. Marengere............ 1996      360,000    0(1)        0            0        825,000(2)      0               0
  Chairman of the Board of      1995      360,000    0(1)        0            0              0(2)      0               0
  Directors, Chief Executive    1994            0    0           0            0              0(2)      0         228,883
  Officer and Director
Nicolas Matossian.............. 1996      240,000    0(1)        0            0        400,000(3)      0               0
  President and Chief           1995      240,000    0(1)        0            0              0(3)      0               0
  Operating Officer             1994            0    0           0            0              0(3)      0               0
Steinar Knai................... 1996      150,000    0           0            0        200,000(4)      0               0
  Vice President of the         1995       25,000    0           0            0              0(4)      0               0
  Company,                      1994(5)        --   --          --           --             --        --              --
  President of Dominion Bridge
  Inc. and President of Steen
  Contractors Limited
Robert Chartier................ 1996      125,000    0           0            0        110,000(4)      0               0
  Vice President, Corporate     1995      117,000    0           0            0              0(4)      0               0
  Controller and Interim Chief  1994(5)        --   --          --           --             --        --              --
  Financial Officer
J. Arthur Gelinas.............. 1996      113,000    0           0            0        200,000         0               0
  Vice President of the Company 1995       90,000    0           0            0              0         0               0
  and President of Davie        1994       45,000    0           0            0              0         0               0
  Industries Inc.

---------------
(1) Pursuant to their service agreements, Messrs. Marengere and Matossian are entitled to a minimum bonus equal to, with respect to Mr. Marengere, one-half of his base compensation and, with respect to Mr. Matossian, 40% of his base compensation. The minimum bonuses for these years were authorized in January 1997.

(2) Consists of 175,000 options granted during Fiscal 1994, 500,000 options granted during Fiscal 1995 and 150,000 shares of Common Stock which may be received upon the exercise of 75,000 unit options (exercisable for one share of Common Stock and one Common Stock purchase warrant) granted during Fiscal 1995 under Mr. Marengere's service agreement, all of which were repriced on September 12, 1996. See "TEN YEAR OPTION/SAR REPRICINGS TABLE" and "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

(3) Consists of 300,000 options granted during Fiscal 1995 and 100,000 shares of Common Stock which may be received upon the exercise of 50,000 unit options (exercisable for one share of Common Stock and one Common Stock purchase warrant) granted during Fiscal 1995 under Mr. Matossian's service agreement, all of which were repriced on September 12, 1996. See "TEN YEAR OPTION/SAR REPRICINGS TABLE" and "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

(4) Consists of options granted during Fiscal 1995 which were repriced on September 12, 1996. See "TEN YEAR OPTION/SAR REPRICINGS TABLE" and "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

(5) Messrs. Knai and Chartier joined the Company in Fiscal 1995.

     The following table shows information regarding the exercise of stock options during Fiscal 1996 by the named executive officers and the number and value of any unexercised stock options held by them as of September 30, 1996:

                  OPTION/SAR GRANTS IN LAST FISCAL YEAR TABLE

                                                INDIVIDUAL GRANTS                              POTENTIAL
                           ------------------------------------------------------------    REALIZABLE VALUE
                                               PERCENT OF                                     AT ASSUMED
                                                 TOTAL                                      ANNUAL RATES OF
                                              OPTIONS/SARS                                    STOCK PRICE
                                               GRANTED TO                                  APPRECIATION FOR
                                              EMPLOYEES IN     EXERCISE OR                  OPTION TERM(2)
                           OPTIONS/SARS          FISCAL        BASE PRICE    EXPIRATION   -------------------
          NAME             GRANTED(#)(1)        YEAR(1)          ($/SH)         DATE       5%($)      10%($)
-------------------------  -------------      ------------     -----------   ----------   --------   --------
Michel L. Marengere......     825,000(3)           35%             2.00        9/30/98     174,372    358,017
Nicolas Matossian........     400,000(4)           17%             2.00        9/30/98      84,544    173,584
Steinar Knai.............     200,000(5)            8%             2.00        9/30/98      42,272     86,792
Robert Chartier..........     110,000(5)            5%             2.00        9/30/98      23,250     47,735
J. Arthur Gelinas........     200,000               8%             2.00        9/30/98      42,272     86,792

---------------
(1) Includes options granted during Fiscal 1996. Also includes options and unit options granted during Fiscal 1994, 1995 and 1996 which were repriced on September 12, 1996. See "TEN YEAR OPTION/SAR REPRICINGS TABLE" and "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices of the Company's Common Stock.

(3) Consists of 175,000 options granted during Fiscal 1994, 500,000 options granted during Fiscal 1995 and 150,000 shares of Common Stock which may be received upon the exercise of 75,000 unit options (exercisable for one share of Common Stock and one Common Stock purchase warrant) granted during Fiscal 1995 under Mr. Marengere's service agreement, all of which were repriced on September 12, 1996. See "TEN YEAR OPTION/SAR REPRICINGS TABLE" and "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

(4) Consists of 300,000 options granted during Fiscal 1995 and 100,000 shares of Common Stock which may be received upon the exercise of 50,000 unit options (exercisable for one share of Common Stock and one Common Stock purchase warrant) granted during Fiscal 1995 under Mr. Matossian's service agreement, all of which were repriced on September 12, 1996. See "TEN YEAR OPTION/SAR REPRICINGS TABLE" and "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

(5) Consists of options granted during Fiscal 1995 which were repriced on September 12, 1996. See "TEN YEAR OPTION/SAR REPRICINGS TABLE" and "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

                AGGREGATED OPTION EXERCISES IN 1996 FISCAL YEAR
                    AND FISCAL YEAR-END OPTION VALUES TABLE

                                                                                             VALUE OF
                                                                           NUMBER OF       UNEXERCISED
                                                                          UNEXERCISED      IN-THE-MONEY
                                                   SHARES                 OPTIONS/SARS     OPTIONS/SARS
                                                  ACQUIRED      VALUE     AT FY-END(#)     AT FY-END($)
                                                     ON        REALIZED   EXERCISABLE/     EXERCISABLE/
                    NAME                         EXERCISE(#)     ($)      UNEXERCISABLE  UNEXERCISABLE(1)
---------------------------------------------    -----------   --------   ------------   ----------------
Michel L. Marengere..........................         0            0        825,000/0            0/0
Nicolas Matossian............................         0            0        400,000/0            0/0
Steinar Knai.................................         0            0        200,000/0            0/0
Robert Chartier..............................         0            0        110,000/0            0/0
J. Arthur Gelinas............................         0            0        200,000/0            0/0

---------------
(1) The value of the options is calculated based upon the market price of the Company's Common Stock, as of September 30, 1996, of $2.00 per share, as reported on NASDAQ.

     The Company has no retirement, pension or profit-sharing plans covering its officers and directors and does not contemplate implementing any such plans at this time. Although the Company has no formal bonus arrangements, other than as provided in the service agreements for Messrs. Marengere and Matossian, bonuses will be granted at the discretion of the Board of Directors or by the Compensation Committee. See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

     On September 12, 1996, upon the recommendation of the Compensation Committee, the Company repriced all stock options and option units granted to employees of the Company, including named executive officers Michel L. Marengere, Nicolas Matossian, Steinar Knai and Robert Chartier, during fiscal years ended September 30, 1994, 1995 and 1996. The expiration dates for these options and unit options were also amended to provide that all options and option units expire on September 30, 1998. The following table sets forth, for each of the named executive officers, a summary of the repricing of the options and option units previously granted to the named executive officer. See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION -- Repricing of Certain Stock Options."

                      TEN-YEAR OPTION/SAR REPRICINGS TABLE

                                           NUMBER OF
                                           SECURITIES       MARKET                               LENGTH OF
                                           UNDERLYING      PRICE OF      EXERCISE                 ORIGINAL
                                            OPTIONS/       STOCK AT      PRICE AT               OPTION TERM
                                              SARS         TIME OF       TIME OF                REMAINING AT
                                            REPRICED     REPRICING OR  REPRICING OR    NEW        DATE OF
                                               OR         AMENDMENT     AMENDMENT    EXERCISE   REPRICING OR
              NAME                 DATE    AMENDED(#)        ($)           ($)       PRICE($)    AMENDMENT
--------------------------------- -------  ----------    ------------  ------------  --------  --------------
Michel L. Marengere.............. 9/12/96    500,000          2.00         4.125        2.00    3 yrs. 4 mos.
                                  9/12/96     75,000(1)       2.00         3.25         2.00            1 mo.
                                              75,000(1)       2.00         4.00         2.50            1 mo.
                                  9/12/96    175,000          2.00         3.35         2.00           2 mos.
Nicolas Matossian................ 9/12/96    300,000          2.00         4.125        2.00    3 yrs. 4 mos.
                                  9/12/96     50,000(2)       2.00         3.25         2.00            1 mo.
                                              50,000(2)       2.00         4.00         2.50            1 mo.
Steinar Knai..................... 9/12/96    200,000          2.00         2.50         2.00   3 yrs. 10 mos.
Robert Chartier.................. 9/12/96    110,000          2.00         4.125        2.00    3 yrs. 4 mos.

---------------
(1) Consists of 75,000 unit options granted during Fiscal 1995 under Mr. Marengere's service agreement. Each unit option is exercisable for one share of Common Stock and one Common Stock purchase warrant.

(2) Consists of 50,000 unit options granted during Fiscal 1995 under Mr. Matossian's service agreement. Each unit option is exercisable for one share of Common Stock and one Common Stock purchase warrant.

DIRECTORS' COMPENSATION

     During Fiscal 1996, Directors of the Company who are not employees of the Company ("outside directors") were paid an annual stipend of $10,000, plus a fee of $1,000 for each Board meeting or $500 for each Committee meeting attended. The aggregate amount of fees paid to all outside directors during Fiscal 1996 was $66,000. For Fiscal 1997, the annual stipend has been increased to $12,000 and the meeting fee for each meeting of the Board or the Audit Committee has been increased to $1,000. Meeting fees for other Committee meetings remain at $500. In addition, on November 25, 1996, each of the outside directors was granted three-year options to purchase 25,000 shares of Common Stock at a price of $2.00 per share.

CHANGE IN CONTROL ARRANGEMENTS

  SERVICE AGREEMENTS

     Effective February 1, 1995, the Company entered into three year service agreements with Michel L. Marengere as Chairman and Chief Executive Officer, Nicolas Matossian as President and Chief Operating Officer and Robert Chartier as Vice President and Corporate Controller. Effective August 1, 1995 and April 1, 1996, the Company entered into three year service agreements with Messrs. Knai and Gelinas, respectively.

     The service agreements with Messrs. Marengere, Matossian, Knai, Chartier and Gelinas (individually an "executive") contain "change in control" language which provides the executive with certain benefits, including payment to the executive in the amount of three times his base compensation, if the executive is terminated for "good reason," as that term is defined in the service agreements, following a change in control of the Company. The service agreements provide that a "change in control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A, as in effect on the date thereof, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however, that, without limitation, such a change in control shall be deemed to have occurred if (A) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), except for Michel L. Marengere, or a company controlled by him, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities; (B) there occurs a contested proxy solicitation of the Company's stockholders that results in the contesting party obtaining the ability to vote securities representing 20% or more of the combined voting power of the Company's then outstanding securities; (C) there occurs a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to another entity, except to an entity controlled directly or indirectly by the Company, or a merger, consolidation or other reorganization of the Company in which the Company is not the surviving entity, or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws is adopted; or (D) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a "change in control" shall not be deemed to have occurred for purposes of the service agreements (i) in the event of a sale, exchange, transfer or other disposition of substantially all of the assets of the Company, or a merger, consolidation or other reorganization involving the Company and the executive, alone or with other officers of the Company, or any entity in which an executive (alone or with other officers) has, directly or indirectly, at least a 25% equity or ownership interest or (ii) in a transaction otherwise commonly referred to as a "management leveraged buy-out."

     If a "change in control" had occurred during fiscal 1996, Messrs. Marengere, Matossian, Knai, Chartier and Gelinas would have been entitled to receive $1,080,000, $720,000, $450,000, $375,000, and $360,000, respectively, based on their base compensations pursuant to their respective service agreements. In addition, since their service agreements are for three year terms ending January 31, 1998, July 31, 1998 or March 31, 1999 they would also be entitled to receive their base compensation during the terms of their respective service agreements.

     Pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"), nonqualified and incentive stock options and limited stock appreciation rights may be granted to each of the named executive officers. Under the 1995 Plan, upon a "change in control" of the Company, as defined in the 1995 Plan (which is defined in essentially the same manner as in the service agreements), optionees are entitled, upon approval by the Compensation Committee, to receive, upon surrender of the related stock option and exercise of any limited stock appreciation right, cash in an amount equal to the difference between the exercise price per share of Common Stock under the option and the fair market value of a share of Common Stock.

     If a change in control had occurred on September 30, 1996, based on a market price of $2.00 per share on that date, no payment would have been required to be made.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. The Committee consists of Messrs. Berlinguet (Chairman), Lemieux and Amyot, each of whom is a non-employee director. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

  EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Company's executive compensation program is based on the following four objectives: (i) to link the interests of management with those of stockholders by encouraging stock ownership in the Company; (ii) to attract and retain superior executives by providing them with the opportunity to earn total compensation packages that are competitive with the industry; (iii) to reward individual results by recognizing performance through cash compensation and incentives as well as long-term stock based incentives; and (iv) to manage compensation based on the level of skill, knowledge, effort and responsibility needed to perform the job successfully.

     The components of the Company's compensation program for its executive officers include (i) cash compensation and bonuses provided pursuant to service agreements or employment agreements; (ii) performance-based cash bonuses; and
(iii) incentive compensation in the form of stock options.

     Cash Compensation. Cash compensation levels for the Company's executive officers are determined, in part, through comparisons with companies in the engineering and construction industry, other companies with which the Company competes for personnel and general geographic market conditions. Additionally, the Committee evaluates individual experience and performance and the overall performance of the Company. The Committee reviews each executive's cash compensation on an annual basis and may increase each executive's cash compensation based on (i) the individual's increased contribution to the Company over the preceding year; (ii) the individual's increased responsibilities over the preceding year; or (iii) any increase in median competitive pay levels.

     Annual Cash Bonuses. The Committee recommends the payment of bonuses from time-to-time to the Company's employees and executive officers to provide these persons with an incentive to be productive over the course of each fiscal year. The service agreements for Messrs. Marengere and Matossian provide for minimum cash bonuses equal to 50% and 40% of their respective base compensation, subject to the Committee's recommendation. Other bonuses may be awarded only if the Company achieves or exceeds certain corporate performance objectives relating to net income, revenues and strategic acquisitions. Except as provided in the service agreements, there is no mechanical formula or official policy regarding the issuance of bonuses to the Company's employees and executive officers.

     Stock Option Plans. The Company believes that a key component to the compensation of its executive officers should be through stock options. Stock options utilized by the Company for this purpose have been designed to provide an incentive to these officers and employees by allowing them to directly participate in any increase in the long-term value of the Company. This incentive is intended to reward, motivate and retain the services of executive officers. The Company has historically rewarded its executive officers through the grant of Incentive Stock Options and Non-Qualified Stock Options through its 1995 Stock Option Plan.

     Stock Options are allocated to both executive and non-executive officers on an annual basis by either the Committee or the Board of Directors. The Company's 1995 Stock Option Plan provides for the grant of 1,500,000 options, 1,400,000 of which had been granted as of September 30, 1996. Incentive Stock Options are granted with exercise prices equal to the prevailing market price of the Company's Common Stock on the date of grant, have terms of ten (10) years, or such shorter period as the Committee may determine, and are subject to a vesting period of one year unless waived by the Committee based on special circumstances. Holders of 10% or more of the Company's stock are not eligible to receive Incentive Stock Options. Non-Qualified Stock Options are granted on similar terms and conditions.

     The Committee employs no particular set of mechanical criteria in awarding stock options. Rather, it evaluates a series of factors including: (i) the overall performance of the Company for the fiscal year in question; (ii) the performance of the individual in question; (iii) the anticipated contribution by the individual to the Company on an overall basis; (iv) the historical level of compensation of the individual; (v) the level of compensation of similarly situated executives in the Company's industry; and (vi) that level of combination of cash compensation and stock options required from a competitive point of view to retain the services of a valued executive officer.

     Repricing of Certain Incentive Stock Options. On September 12, 1996, upon recommendation of the Committee, the Company repriced all stock options and option units (collectively the "Options") previously granted to employees of the Company, including executive officers Michel L. Marengere, Nicolas Matossian, Steinar Knai, and Robert Chartier, during fiscal years ended September 30, 1994, 1995 and 1996. These Options had exercise prices ranging from $2.50 to $4.125 per share and expiration dates between September 30, 1996 and July 31, 2000. Subsequent to the grant of the Options, the price of the Company's Common Stock remained lower than the exercise price. The Committee believes that the stock price performance was affected by dilution incurred to complete an acquisition whose importance has not been reflected in the stock price. As a result, the Options were not serving their primary purpose of motivating and rewarding the officers of the Company. Accordingly, on September 12, 1996, the Company reduced the exercise price of these Options to $2.00 per share, the closing market price of the Company's Common Stock as reported by NASDAQ as of that date, and amended the expiration dates of the Options to September 30, 1998. The warrant component of the option units had an exercise price of $4.00 per share and an expiration date of September 30, 1996. These warrants were repriced to $2.50 per share with an expiration date of September 30, 1998.

  CEO COMPENSATION

     Mr. Marengere's base compensation will be adjusted from time-to-time in accordance with the criteria for the determination of executive officer compensation as described above in the section captioned "Cash Compensation." Mr. Marengere was principally responsible for the acquisitions which have resulted in the Company's substantial growth over the time period since the Company was reorganized in 1993. Furthermore, the Company's executive staff has remained relatively small in spite of the Company's growth, resulting in substantially increased responsibilities for Mr. Marengere. In setting the compensation for Mr. Marengere for Fiscal 1997, the Committee will seek to retain a key executive officer while continuing to tie a significant percentage of his compensation to Company financial performance.

                                          By the Compensation Committee

                                          Louis Berlinguet
                                          Reynald Lemieux
                                          Rene Amyot

PERFORMANCE GRAPH

     The following line graph compares (i) the cumulative total return on the Company's Common Stock with the cumulative total returns for (ii) the Dow Jones Equity Market Index and (iii) the Heavy Construction Index for the period commencing September 30, 1993 and ending September 30, 1996 as prepared by Dow Jones & Co. During the fiscal year ended September 30, 1993, the Company's Common Stock was not listed on NASDAQ, and accordingly, data for this period is not available. The graph and table assume an initial investment of $100.00 on September 30, 1993 and the reinvestment of all dividends; the Company has never paid dividends on its Common Stock. Historical stock performance should not be relied upon as indicative of future stock price performance.

        Measurement Period                                  HEAVY CON-       DOW JONES EQUITY
      (Fiscal Year Covered)           DOMINION BRIDGE        STRUCTION            MARKET
1993                                            100.00              100.00              100.00
1994                                            300.00              109.54              102.91
1995                                            230.00              118.79              134.03
1996                                             82.40              127.41              162.38

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of January 29, 1997, certain information concerning the stock ownership of all persons known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, based upon filings with the Securities and Exchange Commission, as well as the beneficial ownership of such Common Stock, as of such date, of all named executive officers and directors, individually and all executive officers and directors as a group.

  NAME AND ADDRESS OF BENEFICIAL          SHARES OWNED BENEFICIALLY                     PERCENTAGE OF
              OWNER                             AND OF RECORD                       OUTSTANDING SHARES(1)
----------------------------------  --------------------------------------   -----------------------------------
Michel L. Marengere...............                 2,484,792(2)                               8.5%
  500 Rue Notre Dame
  Lachine
  Quebec, Canada H8S 2B2
Rene Amyot........................                   160,000(3)                               (4)
  523 Cote Ste. Anne
  Ste. Anne de Beaupre
  Sante-Foy
  Quebec, Canada G0A 3C0
Nicolas Matossian.................                   565,000(5)                               1.9%
  500 Rue Notre Dame
  Lachine
  Quebec, Canada H8S 2B2
Reynald Lemieux...................                    25,000(6)                               (4)
  1340 Duquet
  Sillery
  Quebec, Canada G1S 1A9
Louis Berlinquet..................                    25,000(6)                               (4)
  500 Rue Note Dame
  Lachine
  Quebec, Canada H8S 2B2
Peter P. Gil......................                    25,000(6)                               (4)
  500 Rue Notre Dame
  Lachine
  Quebec, Canada H8S 2B2
Steinar Knai......................                   200,000(6)                               (4)
  500 Rue Notre Dame
  Lachine
  Quebec, Canada H8S 2B2
Robert Chartier...................                   125,000(7)                               (4)
  500 Rue Notre Dame
  Lachine
  Quebec, Canada H8S 2B2
J. Arthur Gelinas.................                   200,000(6)                               (4)
  500 Rue Notre Dame
  Lachine
  Quebec, Canada H8S 2B2
All Directors and Officers
  as a group (13 persons).........                 4,149,792                                 13.3%

---------------
(1) Except as otherwise indicated, percentages are presented after rounding to the nearest tenth and include the total number of shares outstanding and the number of shares which each person has the right to acquire, within 60 days through the exercise of options, pursuant to Item 403 of Regulation S-K and Rule 13d-3(d)(1), promulgated under the Exchange Act. Percentages for the total of all persons and the total of all officers and directors include all outstanding shares and all shares which such persons have the right to acquire within 60 days.

(2) Includes 1,659,792 shares held of record by Fidutech Technologies, Inc. as to which Mr. Marengere has shared voting and investment power. Mr. Marengere is the sole stockholder of Gestion Edinov Inc. and Services M.L. Marengere, Inc. which own, in the aggregate, 75% of Fidutech. Also includes 675,000 shares of Common Stock that may be issued pursuant to stock options exercisable at $2.00 per share and 150,000 shares of Common Stock which may be received upon the exercise of 75,000 unit options granted under Mr. Marengere's service agreement.

(3) Includes 125,000 shares of Common Stock that may be issued pursuant to stock options exercisable at $2.00 per share.

(4) Less than 1%.

(5) Includes 300,000 shares of Common Stock that may be issued pursuant to stock options exercisable at $2.00 and 100,000 shares of Common Stock which may be received upon the exercise of 50,000 unit options granted under Mr. Matossian's service agreement.

(6) Consists of shares of Common Stock that may be issued pursuant to stock options exercisable at $2.00.

(7) Includes 110,000 shares of Common Stock that may be issued pursuant to stock options exercisable at $2.00.

LEGAL PROCEEDINGS

     By complaint dated November 7, 1995, certain shareholders of the Company (the "Plaintiffs") brought a shareholders derivative suit in the Chancery Court of the State of Delaware against the Company and Michel L. Marengere, Rene Amyot and Micheline Prud'homme, a former officer of the Company, individually. The complaint alleges certain interested and self-dealing transactions by Mr. Marengere. The parties have entered into a stipulation of settlement, subject to court approval. The settlement contemplates (i) the repayment to the Company, prior to December 31, 1996, of certain loans to affiliates of Mr. Marengere;
(ii) the guarantee by a company controlled by Mr. Marengere of certain payments owed to the Company by the purchasers of Edinov, a former subsidiary of the Company; (iii) an agreement that no further interest free loans may be made to Mr. Marengere; (iv) an agreement that all future transactions not in the ordinary course of business between the Company and Mr. Marengere be subject to independent director approval; and (v) payment of the Plaintiffs' attorney's fees in the amount of $140,000. All loans referred to above have been repaid as of December 20, 1996. The settlement was approved by the Chancery Court on January 24, 1997.

     On or about November 18, 1996 (but not served on the Company until December 9, 1996), James B. Smith commenced a purported class action securities lawsuit in the United States District Court for the Eastern District of Pennsylvania against the Company and Messrs. Marengere and Matossian individually. The action seeks damages for the persons who traded in the Company's Common Stock during the period commencing on April 20, 1995 and ending on May 18, 1996. The action alleges that during the class period the Company issued misleading press releases and reports to the Securities and Exchange Commission in that the Company failed to disclose allegations made by a former disgruntled employee regarding accounting practices, bonding capability and contracts which were described in his action against the Company for constructive dismissal. On December 12, 1996, the Company filed an answer denying the allegations, and strongly affirms that the allegations, both by Smith and the former employee, are entirely without merit.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of September 30, 1996, a subscription receivable in the aggregate amount of $1,824,000 was owed to the Company by Mr. Marengere or his affiliates. During Fiscal 1996, Mr. Marengere was indebted to the Company in maximum amount of $781,000. This outstanding debt has been satisfied in full. During Fiscal 1994, the Company advanced $1,734,000 to a stockholder, Fidutech Technologies, Inc. and its affiliates ("Fidutech"), which are controlled by Messrs. Marengere and Amyot. As of July 1, 1994, $1,155,000 of this amount was assumed by the acquirer of Edinov. The balance of $579,000 was non-interest bearing and has been paid in full. In connection with the settlement of the above mentioned derivative action, Messrs. Marengere and Amyot have agreed to cause Fidutech to guarantee the payment of the assumed debt.

     During Fiscal 1996, the Company paid $80,418 in fees to Rene Amyot, a director, for consulting and legal services provided to the Company.

                                   PROPOSAL 2

RATIFICATION OF DELOITTE & TOUCHE, INDEPENDENT AUDITORS, AS AUDITORS FOR THE COMPANY

     Deloitte & Touche has been selected by the Board of Directors as independent auditors for the Company for the fiscal year ending September 30, 1997. This election is being presented to the stockholders for ratification. The Board of Directors recommends ratification of the election of Deloitte & Touche as the Company's auditors. If the stockholders do not ratify this election, the appointment of other auditors will be considered by the Board of Directors. A representative of Deloitte & Touche is expected to be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions.

     On April 3, 1996, the Company engaged Deloitte & Touche as the Company's principal independent accountant. Prior to Deloitte & Touche's engagement, Ernst & Young, independent certified public accountants, had served as the principal accountant for the Company. The recommendation to change accountants was made by management of the Company and was approved by the Audit Committee and the Board of Directors.

     In the two most recent fiscal years and the interim period preceding the Board's actions, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Ernst & Young's satisfaction would have caused them to make reference in connection with their opinion on the subject matter of disagreement. Ernst & Young's reports on the Company's financial statements for such fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified in any respect.

VOTE REQUIRED

     The affirmative vote of a majority of the shares present in person or by proxy is required for approval of the election of Deloitte & Touche as independent auditors for the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS FOR THE COMPANY.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     To the knowledge of the Company, based solely on a review of Forms 3, 4 and 5, and any amendments thereto, furnished to the Company, each of the Company's directors, executive officers and 10% beneficial owners has complied with the requirements of Section 16(a) of the Exchange Act, except that each of the executive officers failed to timely file a Form 4 with respect to the repricing of certain stock options.

                            EXPENSES OF SOLICITATION

     The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation.

The Company has also retained the firm of Morrow & Co., Inc. to solicit proxies on behalf of the Company. In consideration for such services, the Company has agreed to pay Morrow & Co., Inc. a fee of $5,000 plus expenses incurred. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

                         1998 STOCKHOLDER PROPOSALS AND
                       CERTAIN PROVISIONS OF THE BY-LAWS

     In order for stockholder proposals for the 1998 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Company at its principal office in Lachine, Quebec, on or before October 2, 1997. The Company's By-Laws provide that a stockholder may nominate a person for election as a director if written notice of the stockholder's intent to nominate a person for election as a director at a meeting is received by the Secretary of the Company not less than 50 nor more than 75 days prior to the date of the meeting; provided, however, that if less than 60 days notice or public disclosure of the meeting is given to stockholders, such written notice must be received not later than ten days following the day on which notice of the meeting was first mailed or disclosed to stockholders. The written notice must contain specified information about the stockholder and the nominee, including such information as would be required to be included in a proxy statement pursuant to the rules and regulations established by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

                                          By Order of the Board of Directors

                                          /s/ OLIVIER DESPRES

                                          OLIVIER DESPRES
                                          Secretary

Dated: January 30, 1997

PROXY

                          DOMINION BRIDGE CORPORATION

          This Proxy is Solicited on Behalf of the Board of Directors

--------------------------------------------------------------------------------
The undersigned hereby appoints Michel L. Marengere and Olivier Despres and
each of them, or                    , Proxies with power to appoint a
substitute and hereby authorizes them to represent and to vote all shares of Common Stock of Dominion Bridge Corporation held of record by the undersigned on January 29, 1997 at the Annual Meeting of Stockholders of Dominion Bridge Corporation to be held on February 28, 1997 and at any postponement(s) or adjournment(s) thereof, and to vote as directed on the reverse side of this form and, in their discretion, upon such other matters not specified as may come before said meeting.

                                            (Change of Address/Comments)

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

   THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE RATIFICATION OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS FOR DOMINION BRIDGE CORPORATION.
                                                                     SEE REVERSE
                                                                         SIDE
--------------------------------------------------------------------------------

[X] Please mark
    your vote with
    an X.
--------------------------------------- ---------------------------------------
         The Board of Directors               The Board of Directors
   recommends a vote FOR Proposal 1      recommends a vote FOR Proposal 2
---------------------------------------  --------------------------------------
1. Proposal 1-        FOR      WITHHELD  2. Proposal 2-    FOR  AGAINST ABSTAIN
   Election of                              Ratification
   Directors          [ ]        [ ]        of Deloitte &  [ ]    [ ]     [ ]
                                            Touche as
   Nominees: Michel L. Marengere and        independent auditors for
             Louis Berlinguet               Dominion Bridge Corporation
                                            for fiscal year ending
   For, except vote withheld from the       September 30, 1997.
   following nominee(s):                  -------------------------------------
   _____________________________
---------------------------------------


                                             The undersigned hereby acknowledges
                                             receipt of the notice of Annual
                                             Meeting and Proxy Statement.

                                             PLEASE SIGN, DATE AND RETURN YOUR
                                             PROXY PROMPTLY IN THE ENCLOSED
                                             ENVELOPE. NO POSTAGE REQUIRED IF
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                                             SIGNATURE(S)______________________

                                             SIGNATURE(S)______________________

                                             DATE________________________, 1997
                                             NOTE: Please sign name(s) exactly
                                             as printed hereon. Joint owners
                                             should each sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such.